UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2024

MarineMax, Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	1-14173	59-3496957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 McCormick Drive Suite 200
Clearwater, Florida		33759
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 727 531-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HZO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 22, 2024, the Company held its Annual Meeting to consider and vote upon the following proposals: (1) to elect four directors, each to serve for a three-year term expiring in 2027; (2) to approve (on an advisory basis) the Company’s executive compensation (“say-on-pay”); (3) to approve (on an advisory basis) the frequency of future non-binding advisory votes on the Company’s executive compensation; and (4) to ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2024.

Proposal 1: To elect four directors, each to serve for a three-year term expiring in 2027.

Nominee	For	Against	Abstain	Broker Non-Votes
William H. McGill	16,033,171	1,202,496	8,818	2,654,040
Adam M. Johnson	17,160,183	73,673	10,629	2,654,040
Charles R. Oglesby	15,489,473	1,744,197	10,815	2,654,040
Rebecca White	16,885,860	349,025	9,600	2,654,040

Proposal 2: To approve (on an advisory basis) the Company’s executive compensation (“say-on-pay”).

For	Against	Abstain	Broker Non-Votes
16,282,227	188,240	774,018	2,654,040

Proposal 3: To approve (on an advisory basis) the frequency of future non-binding advisory votes on the Company’s executive compensation.

1 Year	2 Years	3 Years	Abstain
16,049,193	8,844	1,177,209	9,239

Proposal 4: To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2024.

For	Against	Abstain	Broker Non-Votes
19,848,525	40,954	9,046	0

Each of the director nominees (who stood for re-election) and Proposals 2 and 4 received the necessary votes in favor to be adopted by the Company’s shareholders at the Annual Meeting. The Company’s shareholders selected (on an advisory basis) one year as the frequency of future non-binding advisory votes on the Company’s executive compensation. Based on these results and consistent with the Company’s recommendation, the Company’s Board of Directors (the “Board”) has determined that, until the next required shareholder vote on the frequency of future shareholder advisory votes on executive compensation or the Board determines that such vote shall be conducted at a different interval, the Company will conduct future non-binding advisory votes on the Company’s executive compensation every year.

Exhibit Index

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MarineMax, Inc.

Date:	February 28, 2024	By:	/s/ Michael H. McLamb
Name: Michael H. McLamb Title: Executive Vice President, Chief Financial Officer and Secretary